UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 29, 2017

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2017, at the 2017 Annual Meeting, the stockholders of Navidea Biopharmaceuticals, Inc. (the “Company”) took the following actions:

(1)            Elected Michael M. Goldberg, M.D. and Mark I. Greene, M.D., Ph.D., FRCP as Directors of the Company for a term ending at the 2020 Annual Meeting.

The following table shows the voting tabulation for the election of directors:

ACTION	FOR	WITHHELD	BROKER NON-VOTES
Election of Directors:
Michael M. Goldberg, M.D.	27,987,814	41,639,204	58,276,013
Mark I. Greene, M.D., Ph.D.	28,742,916	40,884,102	58,276,013

(2)            Voted to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers.

The following table shows the voting tabulation for the approval of the compensation of the Company’s named executive officers:

ACTION	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Approve executive compensation	52,352,365	13,798,905	3,475,748	58,276,013

(3)            Voted to approve, on an advisory non-binding basis, voting on the compensation of the Company’s named executive officers every two years.

The following table shows the voting tabulation for the frequency of voting on the compensation of the Company’s named executive officers:

ACTION	3 YEARS	2 YEARS	1 YEAR	ABSTENTIONS
Frequency of voting on executive compensation	15,489,646	28,469,567	24,280,838	1,386,967

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory vote to approve the compensation of the Company's named executive officers every two years until the next required vote on the frequency of advisory votes on executive compensation. The Company is required to hold such a vote on frequency every six years.

(4)            Voted to not approve a potential amendment to the Company’s amended and restated certificate of incorporation to effect a one-for-twenty reverse stock split.

The following table shows the voting tabulation for the proposal to effect a reverse stock split:

ACTION	FOR	AGAINST	ABSTENTIONS
Reverse stock split	45,908,968	81,558,866	435,197

(5)            Voted to ratify the appointment of Marcum LLP, to act as the Company’s independent registered public accounting firm for 2017.

The following table shows the voting tabulation for the approval of Marcum LLP:

ACTION	FOR	AGAINST	ABSTENTIONS
Ratification of Marcum LLP	125,803,149	1,276,791	823,091

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: June 30, 2017	By:	/s/ Jed A. Latkin
Jed A. Latkin
Chief Operating Officer & Chief Financial Officer